UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23097

Cohen & Steers Low Duration Preferred and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Francis C. Poli Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2017

Item 1. Reports to Stockholders.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended April 30, 2017. The net asset values (NAV) per share at that date were $10.14, $10.13, $10.14, $10.15 and $10.14 for Class A, Class C, Class I, Class R and Class Z shares, respectively.

The total returns for the Fund and its comparative benchmarks were:

	Six Months Ended April 30, 2017	Year Ended April 30, 2017
Cohen & Steers Low Duration Preferred and Income Fund—Class A Shares	2.99%	6.53%[a]
Cohen & Steers Low Duration Preferred and Income Fund—Class C Shares	2.59%	5.90%
Cohen & Steers Low Duration Preferred and Income Fund—Class I Shares	3.07%	6.89%
Cohen & Steers Low Duration Preferred and Income Fund—Class R Shares	2.90%	6.43%
Cohen & Steers Low Duration Preferred and Income Fund—Class Z Shares	3.07%	6.89%
BofA Merrill Lynch 1-3 Year U.S. Corporate Index[b]	0.70%	1.71%
Blended Benchmark—65% BofA Merrill Lynch 8% Constrained Developed Markets Low Duration Capital Securities Custom Index and 35% BofA Merrill Lynch 1-5 Year U.S. Corporate Index[b]	3.32%	7.69%
S&P 500 Index[b]	13.32%	17.92%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or a  Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at April 30, 2016 for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (GAAP), and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.

b  The BofA Merrill Lynch 1-3 Year U.S. Corporate Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market, with a remaining term to final maturity of less than 3 years. The Blended Benchmark consists of 65% BofA Merrill Lynch 8% Constrained Developed Markets Low Duration Capital Securities Custom Index and 35% BofA Merrill Lynch 1-5 Year U.S. Corporate Index. The BofA Merrill Lynch 8% Constrained Developed Markets Low Duration Capital Securities Custom Index tracks the performance of select U.S. dollar-denominated fixed and floating-rate preferred, corporate and contingent capital securities, with a remaining term to final maturity of one year or more, but less than five years. The BofA Merrill Lynch 1-5 Year U.S. Corporate Index tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market with a remaining term to final maturity of less than five years. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 2.00% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

Low-duration preferred securities produced a positive total return for the 12-month period ended April 30, 2017. The period was generally favorable for credit-sensitive fixed-income classes amid improving economic growth and a modest rise in long-term interest rates.

The yield on the 10-year U.S. Treasury note reached an all-time low of 1.37% in early July 2016, before strengthening economic data and accelerating earnings growth began to pressure bond yields higher. Yields climbed notably after the November election of President Trump, amid expectations that his plans for tax cuts, fiscal stimulus and deregulation would further stoke growth and inflation. The 10-year U.S. Treasury rose to 2.6% in mid-December and again reached that level in March 2017. Yields declined toward the end of the Fund's fiscal year in April, however, as economic growth appeared to lose momentum and as investors questioned Trump's ability to push through significant reforms. Meanwhile, the Federal Reserve, reacting in part to tightening labor conditions, hiked overnight rates in December and again in March.

In Europe, the first half of the fiscal year was most notably marked by the European Central Bank adding corporate bonds to a huge asset purchase program and the U.K.'s vote to leave the EU (Brexit). Sovereign bond yields remained near historically low levels and, in some cases, moved into negative territory. Yields then rebounded on improved economic data and on expectations the U.S. Federal Reserve would tighten monetary conditions. European sovereign bonds sold off sharply in January 2017 on political concerns, but rebounded through the remainder of the fiscal year as election results showed waning popularity of populist, anti-EU politicians. Credit spreads narrowed across debt markets amid the continued encouraging economic data.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Amid this backdrop, credit-sensitive fixed-income securities, including preferreds, outperformed high-quality bonds such as Treasuries for the period. Low-duration preferreds benefited from having more defensive security structures relative to interest-rate risk, such as fixed-to-floating-rate and floating-rate preferred securities.

Bank preferreds—which account for the majority of the preferreds market and include contingent capital (CoCo) securities—experienced double-digit total returns. U.S. and European banks alike enjoyed strong earnings growth, benefiting from higher net interest margins as a result of a steepening yield curve, as well as from improved trading and investment banking income. Meanwhile, capital levels continued to build, both organically and via equity offerings.

Fund Performance

The Fund had a positive total return in the period, and substantially outperformed the BofA Merrill Lynch 1-3 Year U.S. Corporate Index. This benchmark focuses on investment-grade corporate bonds with maturities of one to three years. We manage the Fund with an investment philosophy focused on income and capital preservation that we believe is consistent with this benchmark over time.

The Fund underperformed its blended benchmark, which includes preferred securities and corporate bonds. As a general matter, given the Fund's focus on capital preservation, we typically look to deliver an income rate similar to this blended benchmark, but with lower volatility.

Our decision not to invest in short-term investment-grade corporate bonds, which make up 35% of the Fund's blended benchmark, contributed positively to relative performance. High-quality corporate bonds had a relatively modest gain in the period, trailing the short-term preferred index that makes up the other 65% of the Fund's blended benchmark. Our overweight in preferreds issued by utilities, which was a top performer in the period, also contributed, but was largely offset by our security selection in the sector.

Security selection in the banking sector detracted from relative performance, although this was partially offset by our overweight allocation in the sector. Our overweight in the real estate sector also detracted, although this was partially offset by favorable security selection. Our overweight and security selection in the insurance sector additionally hindered relative performance.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of currency options for hedging purposes, as well as forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. These contracts did not have a material impact on the Fund's total return during the 12-month period ended April 30, 2017.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Sincerely,

WILLIAM F. SCAPELL	ELAINE ZAHARIS-NIKAS
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

Class R—Growth of a $10,000 Investment

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended April 30, 2017

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	4.40%[c]	4.90%[d]	—	—	—
1 Year (without sales charge)	6.53%	5.90%	6.89%	6.43%	6.89%
Since Inception[e] (with sales charge)	3.14%[c]	3.95%	—	—	—
Since Inception[e] (without sales charge)	4.63%	3.95%	4.95%	4.45%	4.95%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the April 1, 2017 prospectus were as follows: Class A—1.90% and 0.90%; Class C—2.55% and 1.55%; Class I—1.57% and 0.55%; Class R—2.05% and 1.05%; and Class Z—1.55% and 0.55%. Through June 30, 2018, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 0.90% for Class A shares, 1.55% for Class C shares, 0.55% for Class I shares, 1.05% for Class R shares and 0.55% for Class Z shares. Prior to August 1, 2016, the investment advisor had contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) did not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  The Blended Benchmark consists of 65% BofA Merrill Lynch 8% Constrained Developed Markets Low Duration Capital Securities Custom Index and 35% BofA Merrill Lynch 1-5 Year U.S. Corporate Index.

c  Reflects a 2.00% front-end sales charge.

d  Reflects a contingent deferred sales charge of 1.00%.

e  Inception date of November 30, 2015.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016—April 30, 2017.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period[a] November 1, 2016– April 30, 2017
Class A
Actual (2.99% return)	$1,000.00	$1,029.90	$4.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.58	$4.26
Class C
Actual (2.59% return)	$1,000.00	$1,025.90	$7.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.21	$7.65
Class I
Actual (3.07% return)	$1,000.00	$1,030.70	$2.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.97	$2.86
Class R
Actual (2.90% return)	$1,000.00	$1,029.00	$5.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.49	$5.36
Class Z
Actual (3.07% return)	$1,000.00	$1,030.70	$2.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.97	$2.86

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 0.85%, 1.53%, 0.57%, 1.07% and 0.57%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

April 30, 2017
Top Ten Holdingsa
(Unaudited)

Security	Value	% of Net Assets
Rabobank Nederland, 11.00%, 144A (Netherlands)	$12,063,875	3.4
GMAC Capital Trust I, 6.966%, due 2/15/40, Series 2 (TruPS) (FRN)	10,984,844	3.1
General Electric Co., 5.00%, Series D	9,986,592	2.8
Morgan Stanley, 5.55%, Series J	9,485,531	2.6
JPMorgan Chase & Co., 7.90%, Series I	9,369,169	2.6
Citigroup, 5.95%, Series Q	8,901,864	2.5
VEREIT, 3.00%, due 8/1/18 (Convertible)	8,241,000	2.3
Goldman Sachs Group/The, 5.70%, Series L	7,971,246	2.2
Wells Fargo & Co., 7.98%, Series K	7,672,937	2.1
Farm Credit Bank of Texas, 10.00%, Series I	7,441,500	2.1

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

April 30, 2017

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	5.9%
BANKS	3.7%
GMAC Capital Trust I, 6.966%, due 2/15/40, Series 2 (TruPS) (FRN) (3 Mo. US LIBOR + 5.785%)[a]		431,455	$10,984,844
US Bancorp, 6.50%, Series Fb		40,000	1,173,600
Wells Fargo & Co., 8.00%, Series Jb		50,600	1,328,756
			13,487,200
BANKS—FOREIGN	0.9%
Deutsche Bank Contingent Capital Trust V, 8.05% (Germany)[b]		58,044	1,543,390
National Westminster Bank PLC, 7.763%, Series C (United Kingdom)[b]		60,981	1,600,751
			3,144,141
INSURANCE—REINSURANCE—FOREIGN	0.1%
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)[b]		18,174	463,074
PIPELINES	0.5%
NuStar Energy LP, 7.625%, Series Bb		66,005	1,668,692
REAL ESTATE	0.7%
OFFICE	0.2%
Corporate Office Properties Trust, 7.375%, Series Lb		25,000	633,750
RESIDENTIAL—SINGLE FAMILY	0.5%
American Homes 4 Rent, 5.50%, Series Cb		60,000	1,704,300
TOTAL REAL ESTATE			2,338,050
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$21,041,681)			21,101,157
		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	69.8%
BANKS	24.6%
Bank of America Corp., 8.00%, Series Kb		$1,300,000	1,350,375
Bank of America Corp., 6.25%, Series Xb		2,720,000	2,920,899
BankBoston Capital Trust IV, 1.706%, due 6/8/28, (FRN) (3 Mo. US LIBOR + 0.60%)[a]		1,100,000	994,125
Capital One Financial Corp., 5.55%, Series Eb		4,050,000	4,222,125
Citigroup, 5.95%, Series Qb		8,450,000	8,901,864

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2017

		Principal Amount		Value
Citigroup, 6.125%, Series Rb		$6,400,000		$6,827,520
CoBank ACB, 6.25%, Series Fb		23,800	†	2,467,763
CoBank ACB, 6.25%, Series Ib		1,300,000		1,423,575
Farm Credit Bank of Texas, 10.00%, Series Ib		6,050	†	7,441,500
Goldman Sachs Group/The, 2.921%, due 10/28/27, Series GMTN (FRN) (3 Mo. US LIBOR + 1.75%)[a]		3,600,000		3,715,276
Goldman Sachs Group/The, 5.70%, Series Lb		7,711,000		7,971,246
Goldman Sachs Group/The, 5.375%, Series Mb		2,650,000		2,750,700
JPMorgan Chase & Co., 7.90%, Series Ib		8,955,000		9,369,169
JPMorgan Chase & Co., 5.30%, Series Zb		7,050,000		7,367,602
NB Capital Trust III, 1.708%, due 1/15/27, (TruPS) (FRN) (3 Mo. US LIBOR + 0.55%)[a]		1,200,000		1,096,500
PNC Financial Services Group, 6.75%[b]		4,921,000		5,560,730
SunTrust Banks, 5.05%[b]		2,500,000		2,510,730
SunTrust Capital III, 1.781%, due 3/15/28, (FRN) (3 Mo. US LIBOR + 0.650%)[a]		700,000		616,000
US Bancorp, 5.125%, Series Ib		2,815,000		2,976,863
Wachovia Capital Trust II, 1.658%, due 1/15/27, (TruPS) (FRN) (3 Mo. US LIBOR + 0.50%)[a]		500,000		450,000
Wells Fargo & Co., 7.98%, Series Kb		7,325,000		7,672,937
				88,607,499
BANKS—FOREIGN	20.9%
Australia & New Zealand Banking Group Ltd./ United Kingdom, 6.75%, 144A (Australia)[b,c]		650,000		722,175
Banco Bilbao Vizcaya Argentaria SA, 8.875% (EUR) (Spain)[b]		1,800,000		2,233,012
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)[b]		2,000,000		2,113,044
Banco Santander SA, 6.75%, (FRN) (EUSA5 + 6.803%) (EUR) (Spain)[a,b]		2,400,000		2,760,120
Barclays Bank PLC, 14.00%, Series RCI (GBP) (United Kingdom)[b]		1,100,000		1,743,868
Barclays PLC, 7.875% (United Kingdom)[b]		2,350,000		2,526,814
Barclays PLC, 8.25% (United Kingdom)[b]		4,100,000		4,372,096
BNP Paribas SA, 7.375%, 144A (France)[b,c]		400,000		426,000
BNP Paribas SA, 7.625%, 144A (France)[b,c]		1,800,000		1,959,840
Credit Agricole SA, 8.125%, 144A (France)[b,c]		1,400,000		1,548,659
Credit Agricole SA, 8.375%, 144A (France)[b,c]		1,600,000		1,791,008

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2017

		Principal Amount	Value
Credit Suisse Group AG, 7.125% (Switzerland)[b]		$2,200,000	$2,332,550
Danske Bank A/S, 6.125% (Denmark)[b]		800,000	822,120
DNB Bank ASA, 6.50% (Norway)[b]		2,500,000	2,668,800
HSBC Holdings PLC, 6.875% (United Kingdom)[b]		4,500,000	4,884,750
ING Groep N.V., 6.875% (Netherlands)[b]		2,400,000	2,553,216
Macquarie Bank Ltd./London, 6.125%, 144A (Australia)[b,c]		1,400,000	1,428,700
Rabobank Nederland, 8.40% (Netherlands)[b]		900,000	909,927
Rabobank Nederland, 11.00%, 144A (Netherlands)[b,c]		10,300,000	12,063,875
Royal Bank of Scotland Group PLC, 7.50% (United Kingdom)[b]		1,800,000	1,868,625
Royal Bank of Scotland Group PLC, 8.625% (United Kingdom)[b]		3,300,000	3,570,600
Santander UK Group Holdings PLC, 6.75% (GBP) (United Kingdom)[b]		800,000	1,068,175
Skandinaviska Enskilda Banken AB, 5.75%, Series EMTN (Sweden)[b]		1,400,000	1,445,444
SMFG Preferred Capital, 9.50%, 144A (Cayman Islands)[b,c]		3,705,000	4,037,261
Societe Generale SA, 7.375%, 144A (France)[b,c]		1,800,000	1,908,000
Societe Generale SA, 8.25%, Series EMTN (France)[b]		1,600,000	1,700,963
Societe Generale SA, 8.875% (GBP) (France)[b]		100,000	138,441
Standard Chartered PLC, 7.50%, 144A (United Kingdom)[b,c]		2,000,000	2,138,500
Swedbank AB, 6.00% (Sweden)[b]		2,200,000	2,299,000
UBS Group AG, 6.875% (Switzerland)[b]		400,000	425,986
UBS Group AG, 6.875% (Switzerland)[b]		800,000	845,464
UBS Group AG, 7.125% (Switzerland)[b]		2,300,000	2,475,117
UBS Group AG, 7.125% (Switzerland)[b]		1,200,000	1,276,191
			75,058,341
ELECTRIC	1.1%
INTEGRATED ELECTRIC	0.5%
Southern California Edison Co., 6.25%, Series Eb		1,550,000	1,730,188
REGULATED ELECTRIC	0.6%
Southern Co./The, 5.50%, due 3/15/57, Series B		2,350,000	2,437,368
TOTAL ELECTRIC			4,167,556

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2017

		Principal Amount		Value
FINANCIAL	4.5%
DIVERSIFIED FINANCIAL SERVICES	0.8%
Corestates Capital II, 1.808%, due 1/15/27, 144A (FRN) (3 Mo. US LIBOR + 0.65%)[a,c]		$1,000,000		$902,500
State Street Corp., 5.25%, Series Fb		2,000,000		2,105,000
				3,007,500
INVESTMENT BANKER/BROKER	3.7%
Charles Schwab Corp./The, 7.00%[b]		3,250,000		3,741,075
Morgan Stanley, 5.55%, Series Jb		9,050,000		9,485,531
				13,226,606
TOTAL FINANCIAL				16,234,106
FOOD	0.4%
Dairy Farmers of America, 7.875%, 144Ab,c,d		15,000	†	1,608,750
INDUSTRIALS—DIVERSIFIED MANUFACTURING	2.8%
General Electric Co., 5.00%, Series Db		9,457,000		9,986,592
INSURANCE	11.1%
LIFE/HEALTH INSURANCE	2.5%
MetLife, 5.25%, Series Cb		4,490,000		4,674,090
Prudential Financial, 8.875%, due 6/15/38		1,927,000		2,061,196
Symetra Financial Corp., 8.30%, due 10/15/37, 144Ac		520,000		532,350
Voya Financial, 5.65%, due 5/15/53		1,800,000		1,863,000
				9,130,636
LIFE/HEALTH INSURANCE—FOREIGN	4.2%
Aegon NV, 2.326%, ($100 Par Value) (FRN) (10 Yr. USISDA + 0.10%) (Netherlands)[a,b]		150,000		124,575
CNP Assurances, 7.50% (France)[b]		3,200,000		3,422,736
Dai-ichi Life Insurance Co. Ltd., 7.25%, 144A (Japan)[b,c]		3,765,000		4,327,397
Friends Life Holdings PLC, 7.875% (United Kingdom)[b]		2,361,000		2,536,852
ING Capital Funding Trust III, 4.747%, Series 9 (FRN) (3 Mo. US LIBOR + 3.60%) (Netherlands)[a,b]		1,400,000		1,410,500
La Mondiale Vie, 7.625% (France)[b]		2,950,000		3,197,012
				15,019,072
MULTI-LINE	0.8%
Hartford Financial Services Group/The, 8.125%, due 6/15/68		2,843,000		3,012,699

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2017

		Principal Amount		Value
MULTI-LINE—FOREIGN	1.0%
Aviva PLC, 8.25% (United Kingdom)[b]		$1,050,000		$1,088,063
AXA SA, 6.463%, 144A (France)[b,c]		2,400,000		2,427,000
				3,515,063
PROPERTY CASUALTY	1.1%
Liberty Mutual Group, 7.00%, due 3/7/37, 144Ac		2,500,000		2,396,250
ZFS Finance USA Trust V, 6.50%, due 5/9/37, 144Ac		1,500,000		1,505,400
				3,901,650
REINSURANCE—FOREIGN	1.5%
Aquarius + Investments PLC, 6.375%, due 9/1/24 (Ireland)		2,000,000		2,149,290
Aquarius + Investments PLC, 8.25% (Ireland)[b]		3,100,000		3,329,930
				5,479,220
TOTAL INSURANCE				40,058,340
INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	1.7%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)[c]		5,300	†	6,179,469
MATERIAL—METALS & MINING—FOREIGN	1.3%
BHP Billiton Finance USA Ltd., 6.25%, due 10/19/75, 144A (Australia)[c]		4,200,000		4,573,800
MEDIA	0.2%
Viacom, 5.875%, due 2/28/57		600,000		620,160
UTILITIES—ELECTRIC UTILITIES—FOREIGN	1.2%
Emera, 6.75%, due 6/15/76, Series 16-A (Canada)		645,000		713,531
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)[c]		2,960,000		3,470,600
				4,184,131
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$246,547,207)				251,278,744
CORPORATE BONDS	17.7%
BANKS—FOREIGN	0.3%
HSBC Holdings PLC, 2.65%, due 1/5/22 (United Kingdom)		1,000,000		995,942
ELECTRIC	0.6%
INTEGRATED ELECTRIC	0.5%
Integrys Holding, 4.17%, due 11/1/20		1,566,000		1,655,740

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2017

		Principal Amount	Value
REGULATED ELECTRIC	0.1%
Southern Co./The, 2.15%, due 9/1/19		$500,000	$499,874
			2,155,614
FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	2.1%
General Motors Financial Co., 3.15%, due 1/15/20		1,000,000	1,019,438
General Motors Financial Co., 2.085%, due 4/13/20, (FRN) (3 Mo. US LIBOR + 0.93%)[a]		4,812,000	4,829,963
General Motors Financial Co., 2.708%, due 1/14/22, (FRN) (3 Mo. US LIBOR + 1.55%)[a]		1,696,000	1,730,588
			7,579,989
INDUSTRIALS—DIVERSIFIED MANUFACTURING	1.2%
BMW US Capital LLC, 1.79%, due 4/6/22, (FRN) 144A (3 Mo. US LIBOR + 0.64%)[a,c]		4,125,000	4,148,876
INSURANCE	0.5%
LIFE/HEALTH INSURANCE	0.3%
Metropolitan Life Global Funding I, 1.75%, due 12/19/18, 1.75%, 144Ac		1,200,000	1,199,191
PROPERTY CASUALTY—FOREIGN	0.2%
XLIT Ltd., 2.30%, due 12/15/18 (Cayman Islands)		762,000	766,543
TOTAL INSURANCE			1,965,734
INTEGRATED TELECOMMUNICATIONS SERVICES	0.7%
AT&T, 5.20%, due 3/15/20		2,287,000	2,474,440
INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.5%
Telecom Italia Capital SA, 6.999%, due 6/4/18 (Italy)		1,600,000	1,684,000
MEDIA	0.4%
Viacom, 2.25%, due 2/4/22		1,500,000	1,455,921
REAL ESTATE	9.6%
DIVERSIFIED	3.4%
National Retail Properties, 6.875%, due 10/15/17		850,000	869,746
Select Income REIT, 2.85%, due 2/1/18		2,059,000	2,070,858
VEREIT, 3.00%, due 8/1/18 (Convertible)		8,200,000	8,241,000
WEA Finance LLC, 2.70%, due 9/17/19, 144Ac		810,000	818,133
			11,999,737

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2017

		Principal Amount	Value
FINANCE	2.1%
iStar Financial, 4.00%, due 11/1/17		$1,650,000	$1,657,219
Ventas Realty LP/Ventas Capital Corp., 2.70%, due 4/1/20		613,000	618,928
Ventas Realty LP/Ventas Capital Corp., 4.00%, due 4/30/19		805,000	830,968
VEREIT Operating Partnership LP, 3.00%, due 2/6/19		1,000,000	1,006,950
VEREIT Operating Partnership LP, 4.125%, due 6/1/21		3,412,000	3,567,672
			7,681,737
HEALTH CARE	0.3%
Welltower, 4.95%, due 1/15/21		1,000,000	1,077,215
OFFICE	1.2%
Boston Properties LP, 5.625%, due 11/15/20		1,287,000	1,418,418
Boston Properties LP, 5.875%, due 10/15/19		1,500,000	1,621,227
Vornado Realty LP, 2.50%, due 6/30/19		1,345,000	1,356,488
TOTAL OFFICE			4,396,133
SHOPPING CENTERS	1.7%
COMMUNITY CENTER	1.1%
DDR Corp., 7.875%, due 9/1/20		1,750,000	2,021,840
Kimco Realty Corp., 6.875%, due 10/1/19		1,750,000	1,944,740
			3,966,580
FREE STANDING	0.6%
Realty Income Corp., 6.75%, due 8/15/19		1,500,000	1,654,356
Tanger Properties LP, 6.125%, due 6/1/20		542,000	594,330
			2,248,686
TOTAL SHOPPING CENTERS			6,215,266
SPECIALTY	0.9%
Digital Realty Trust LP, 5.25%, due 3/15/21		3,070,000	3,340,737
TOTAL REAL ESTATE			34,710,825
TELECOMMUNICATION	1.5%
Qualitytech LP/QTS Finance Corp., 5.875%, due 8/1/22		5,250,000	5,427,188
UTILITIES—ELECTRIC UTILITIES	0.3%
Emera US Finance LP, 2.15%, due 6/15/19		1,000,000	1,000,710
TOTAL CORPORATE BONDS (Identified cost—$63,388,927)			63,599,239

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2017

		Number of Shares	Value
SHORT-TERM INVESTMENTS	3.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.64%[e]		12,100,000	$12,100,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$12,100,000)			12,100,000
		Number of Contracts
PURCHASED OPTION CONTRACTS	0.0%
EUR, Put, USD Strike Price 1.05, expires 5/9/17		9	2,700
TOTAL PURCHASED OPTION CONTRACTS (Identified cost—$76,635)			2,700
TOTAL INVESTMENTS (Identified cost—$343,154,450)	96.7%		348,081,840
WRITTEN OPTION CONTRACTS	(0.0)		(450)
OTHER ASSETS IN EXCESS OF LIABILITIES	3.3		11,703,557
NET ASSETS	100.0%		$359,784,947
		Number of Contracts	Value
WRITTEN OPTION CONTRACTS	(0.0)%
EUR, Put, USD Strike Price 1.02, expires 5/9/17		(9)	$(450)
TOTAL WRITTEN OPTION CONTRACTS (Premiums received—$29,904)			$(450)

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2017

Forward foreign currency exchange contracts outstanding at April 30, 2017 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	2,087,959	USD	2,248,450	5/3/17	$(25,963)
Brown Brothers Harriman	EUR	1,088,308	USD	1,164,931	5/3/17	(20,562)
Brown Brothers Harriman	EUR	1,265,938	USD	1,359,390	5/3/17	(19,597)
Brown Brothers Harriman	GBP	1,861,182	USD	2,328,255	5/3/17	(82,347)
Brown Brothers Harriman	GBP	802,095	USD	1,001,375	5/3/17	(37,497)
Brown Brothers Harriman	USD	4,836,362	EUR	4,442,205	5/3/17	2,531
Brown Brothers Harriman	USD	3,444,922	GBP	2,663,277	5/3/17	4,552
Brown Brothers Harriman	EUR	4,566,142	USD	4,978,054	6/2/17	(2,985)
Brown Brothers Harriman	GBP	2,274,078	USD	2,943,658	6/2/17	(4,108)
						$(185,976)

The total amount of all forward foreign currency exchange contracts as presented in the table above is representative of the volume of activity for this derivative type for the year ended April 30, 2017

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2017

Glossary of Portfolio Abbreviations

EUR  Euro Currency
EUSA  Euro Swap Annual
FRN  Floating Rate Note
GBP  Great British Pound
LIBOR  London Interbank Offered Rate
REIT  Real Estate Investment Trust
TruPS  Trust Preferred Securities
USD  United States Dollar
USISDA  United States Dollar ICE Swap Rate

Note: Percentages indicated are based on the net assets of the Fund.

a  Variable rate. Rate shown is in effect at April 30, 2017.

b  Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called earlier by the issuer.

c  Resale is restricted to qualified institutional investors. Aggregate holdings amounting to $62,113,734 or 17.3% of the net assets of the Fund, of which 0.5% are illiquid.

d  Security value is determined based on significant unobservable inputs (Level 3).

e  Rate quoted represents the annualized seven-day yield of the fund.

†  Represents shares.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2017

ASSETS:
Investments in securities, at value (Identified cost—$343,154,450)	$348,081,840
Cash	6,304,550
Receivable for:
Fund shares sold	17,795,248
Dividends and interest	4,863,938
Unrealized appreciation on forward foreign currency exchange contracts	7,083
Other assets	1,454
Total Assets	377,054,113
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	193,059
Written option contracts, at value (Premiums received—$29,904)	450
Payable for:
Investment securities purchased	15,827,300
Fund shares redeemed	699,982
Dividends declared	357,933
Investment advisory fees	55,065
Shareholder servicing fees	13,102
Administration fees	12,729
Distribution fees	2,601
Directors' fees	1,685
Other liabilities	105,260
Total Liabilities	17,269,166
NET ASSETS	$359,784,947
NET ASSETS consist of:
Paid-in capital	$353,117,500
Dividends in excess of net investment income	(125,347)
Accumulated undistributed net realized gain	2,015,706
Net unrealized appreciation	4,777,088
$359,784,947

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

April 30, 2017

CLASS A SHARES:
NET ASSETS	$61,052,699
Shares issued and outstanding ($0.001 par value common stock outstanding)	6,020,605
Net asset value and redemption price per share	$10.14
Maximum offering price per share ($10.14 ÷ 0.98)[a]	$10.35
CLASS C SHARES:
NET ASSETS	$11,355,006
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,120,954
Net asset value and offering price per share[b]	$10.13
CLASS I SHARES:
NET ASSETS	$286,777,691
Shares issued and outstanding ($0.001 par value common stock outstanding)	28,271,747
Net asset value, offering and redemption price per share	$10.14
CLASS R SHARES:
NET ASSETS	$589,407
Shares issued and outstanding ($0.001 par value common stock outstanding)	58,091
Net asset value, offering and redemption price per share	$10.15
CLASS Z SHARES:
NET ASSETS	$10,144
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,000
Net asset value, offering and redemption price per share	$10.14

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended April 30, 2017

Investment Income:
Interest income	$4,417,661
Dividend income	616,991
Total Investment Income	5,034,652
Expenses:
Investment advisory fees	774,019
Registration and filing fees	144,531
Professional fees	125,294
Distribution and service fees—Class A (See Note 2)	78,084
Distribution and service fees—Class C (See Note 2)	30,229
Distribution and service fees—Class R (See Note 2)	567
Shareholder servicing fees—Class I (See Note 2)	16,208
Administration fees	113,267
Shareholder reporting expenses	24,326
Transfer agent fees and expenses	21,913
Custodian fees and expenses	11,756
Directors' fees and expenses	11,048
Miscellaneous	20,591
Total Expenses	1,371,833
Reduction of Expenses (See Note 2)	(566,799)
Net Expenses	805,034
Net Investment Income (Loss)	4,229,618
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	115,864
Forward foreign currency exchange contracts	73,088
Foreign currency transactions	19,451
Net realized gain (loss)	208,403
Net change in unrealized appreciation (depreciation) on:
Investments	4,759,952
Written option contracts	29,454
Forward foreign currency exchange contracts	(176,818)
Foreign currency translations	4,301
Net change in unrealized appreciation (depreciation)	4,616,889
Net Realized and Unrealized Gain (Loss)	4,825,292
Net Increase (Decrease) in Net Assets Resulting from Operations	$9,054,910

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended April 30, 2017	For the Period November 30, 2015[a] through April 30, 2016
Change in Net Assets:
From Operations:
Net investment income (loss)	$4,229,618	$417,816
Net realized gain (loss)	208,403	(351,664)
Net change in unrealized appreciation (depreciation)	4,616,889	160,199
Net increase (decrease) in net assets resulting from operations	9,054,910	226,351
Dividends to Shareholders from:
Net investment income:
Class A	(1,040,617)	(18,602)
Class C	(112,937)	(4,407)
Class I	(4,146,572)	(382,831)
Class R	(5,120)	(113)
Class Z	(408)	(136)
Total dividends to shareholders	(5,305,654)	(406,089)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	323,178,434	32,936,995
Total increase (decrease) in net assets	326,927,690	32,757,257
Net Assets:
Beginning of year	32,857,257	100,000
End of year[b]	$359,784,947	$32,857,257

a  Commencement of operations.

b  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $125,347 and $59,539, respectively.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
Per Share Operating Performance:	For the Year Ended April 30, 2017	For the Period November 30, 2015[a] through April 30, 2016
Net asset value, beginning of period	$9.87	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.34	0.16
Net realized and unrealized gain (loss)	0.30	(0.16)
Total from investment operations	0.64	—
Less dividends to shareholders from:
Net investment income	(0.37)	(0.13)
Total dividends to shareholders	(0.37)	(0.13)
Net increase (decrease) in net asset value	0.27	(0.13)
Net asset value, end of period	$10.14	$9.87
Total investment return[c,d]	6.64%	0.07%[e,f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$61.1	$3.2
Ratio of expenses to average daily net assets (before expense reduction)	1.35%	2.16%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	0.89%	1.15%[g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	2.90%	2.94%[g]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	3.36%	3.95%[g]
Portfolio turnover rate	52%	40%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Does not reflect sales charges, which would reduce return.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  The net asset value (NAV) disclosed in the April 30, 2016 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on April 30, 2016. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on April 30, 2016.

f  Not annualized.

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
Per Share Operating Performance:	For the Year Ended April 30, 2017	For the Period November 30, 2015[a] through April 30, 2016
Net asset value, beginning of period	$9.87	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.26	0.12
Net realized and unrealized gain (loss)	0.31	(0.15)
Total from investment operations	0.57	(0.03)
Less dividends to shareholders from:
Net investment income	(0.31)	(0.10)
Total dividends to shareholders	(0.31)	(0.10)
Net increase (decrease) in net asset value	0.26	(0.13)
Net asset value, end of period	$10.13	$9.87
Total investment return[c,d]	5.90%	–0.25%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$11.4	$0.5
Ratio of expenses to average daily net assets (before expense reduction)	2.02%	2.87%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.55%	1.80%[f]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	2.15%	1.93%[f]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	2.62%	3.00%[f]
Portfolio turnover rate	52%	40%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Does not reflect sales charges, which would reduce return.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
Per Share Operating Performance:	For the Year Ended April 30, 2017	For the Period November 30, 2015[a] through April 30, 2016
Net asset value, beginning of period	$9.88	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.37	0.16
Net realized and unrealized gain (loss)	0.30	(0.14)
Total from investment operations	0.67	0.02
Less dividends to shareholders from:
Net investment income	(0.41)	(0.14)
Total dividends to shareholders	(0.41)	(0.14)
Net increase (decrease) in net asset value	0.26	(0.12)
Net asset value, end of period	$10.14	$9.88
Total investment return[c]	6.89%	0.17%[d]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$286.8	$29.1
Ratio of expenses to average daily net assets (before expense reduction)	1.07%	1.93%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	0.58%	0.80%[e]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	3.15%	2.70%[e]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	3.64%	3.83%[e]
Portfolio turnover rate	52%	40%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
Per Share Operating Performance:	For the Year Ended April 30, 2017	For the Period November 30, 2015[a] through April 30, 2016
Net asset value, beginning of period	$9.88	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.29	0.13
Net realized and unrealized gain (loss)	0.33	(0.14)
Total from investment operations	0.62	(0.01)
Less dividends to shareholders from:
Net investment income	(0.35)	(0.11)
Total dividends to shareholders	(0.35)	(0.11)
Net increase (decrease) in net asset value	0.27	(0.12)
Net asset value, end of period	$10.15	$9.88
Total investment return[c]	6.43%	–0.06%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$589.4	$9.9
Ratio of expenses to average daily net assets (before expense reduction)	1.54%	2.45%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.06%	1.30%[e]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	2.43%	2.09%[e]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	2.91%	3.24%[e]
Portfolio turnover rate	52%	40%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
Per Share Operating Performance:	For the Year Ended April 30, 2017	For the Period November 30, 2015[a] through April 30, 2016
Net asset value, beginning of period	$9.88	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.37	0.15
Net realized and unrealized gain (loss)	0.30	(0.13)
Total from investment operations	0.67	0.02
Less dividends to shareholders from:
Net investment income	(0.41)	(0.14)
Total dividends to shareholders	(0.41)	(0.14)
Net increase (decrease) in net asset value	0.26	(0.12)
Net asset value, end of period	$10.14	$9.88
Total investment return[c]	6.89%	0.17%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$10.1	$9.9
Ratio of expenses to average daily net assets (before expense reduction)	1.04%	1.96%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	0.62%	0.80%[e]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	3.31%	2.60%[e]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	3.73%	3.76%[e]
Portfolio turnover rate	52%	40%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Low Duration Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 2, 2015 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund's investment objective is high current income. The authorized shares of the Fund are divided into seven classes designated Class A, C, F, I, R, T and Z shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares and Class T shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic (ASC) 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency contracts are valued daily at the prevailing forward exchange rate. Over-the-counter options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of April 30, 2017.

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—
$25 Par Value:
Pipelines	$1,668,692	$—	$1,668,692	$—
Other Industries	19,432,465	19,432,465	—	—
Preferred Securities—
Capital Securities:
Food	1,608,750	—	—	1,608,750
Other Industries	249,669,994	—	249,669,994	—
Corporate Bonds	63,599,239	—	63,599,239	—
Short-Term Investments	12,100,000	—	12,100,000	—
Purchased Option Contracts	2,700	—	2,700	—
Total Investments[a]	$348,081,840	$19,432,465	$327,040,625	$1,608,750	[b]
Forward Foreign Currency Exchange Contracts	$7,083	$—	$7,083	$—
Total Unrealized Appreciation in Other Financial Instruments[a]	$7,083	$—	$7,083	$—
Forward Foreign Currency Exchange Contracts	$(193,059)	$—	$(193,059)	$—
Written Option Contracts	(450)	—	(450)	—
Total Unrealized Depreciation in Other Financial Instruments[a]	$(193,509)	$—	$(193,509)	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

b  Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a signficantly lower or higher value in such Level 3 investments.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities—Capital Securities—Food
Balance as of April 30, 2016	$—
Purchases	1,603,125
Change in unrealized appreciation (depreciation)	5,625
Balance as of April 30, 2017	$1,608,750

The change in unrealized appreciation (depreciation) attributable to securities owned on April 30, 2017, which were valued using significant unobservable inputs (Level 3) amounted to $5,625.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Options: The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index, currency or security investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Dividends from net investment income are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of April 30, 2017, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.65% of the average daily net assets of the Fund.

For the three months ended July 31, 2016, the investment advisor contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) did not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. On July 25, 2016, the Board of Directors of the Fund approved an amendment to the Fund's fee waiver/expense reimbursement agreement, effective August 1, 2016 through June 30, 2018, whereby the investment advisor contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 0.90% for Class A shares, 1.55% for

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Class C shares, 0.55% for Class I shares, 1.05% for Class R shares and 0.55% for Class Z shares. This contractual agreement may be amended or terminated at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended April 30, 2017, fees waived and/or expenses reimbursed totaled $566,799.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. For the year ended April 30, 2017, the Fund incurred $59,540 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution and Service Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a monthly distribution fee, accrued daily and paid monthly, at an annual rate of up to 0.25%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. In addition, also under the plan, the Fund may pay the distributor a monthly service fee, accrued daily and paid monthly, at an annual rate of up to 0.10% and 0.25% of the average daily net assets attributable to Class A and Class C shares, respectively. The amounts paid pursuant to the plan for Class A, Class C and Class R shares may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class I shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Sales Charges and Contingent Deferred Sales Charges: There is a maximum initial sales charge of 2.00% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $500,000 or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended April 30, 2017, the Fund has been advised that the distributor received $7,462, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $10,000 and $1,252 of CDSC relating to redemptions of Class A and Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the Distributor receiving amounts greater or less than the upfront commission paid by the Distributor to the financial intermediary.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $1,582 for the year ended April 30, 2017.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended April 30, 2017, totaled $364,201,203 and $63,501,327, respectively.

Transactions in written option contracts during the year ended April 30, 2017 were as follows:

	Number of Contracts	Premiums
Written option contracts outstanding at April 30, 2016	—	$—
Option contracts written	9	29,904
Written option contracts outstanding at April 30, 2017	9	$29,904

Note 4. Derivative Investments

The following tables present the value of derivatives held at April 30, 2017 and the effect of derivatives held during the year ended April 30, 2017, along with the respective location in the financial statements. The volume of activity for written option contracts for the year ended April 30, 2017 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Exchange Risk:
Forward foreign currency exchange contracts[a]	Unrealized appreciation	$7,083	Unrealized depreciation	$193,059
Written options contracts	—	$—	Written option contracts	$450

a  Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

Statement of Operations
Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Exchange Risk:
Forward foreign currency exchange contracts	Net Realized and Unrealized Gain (Loss)	$73,088	$(176,818)
Written option contracts	Net Realized and Unrealized Gain (Loss)	$—	$29,454

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

At April 30, 2017, the Fund's derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Foreign Exchange Risk:
Written option contracts	$—	$450

The following table presents the Fund's derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of April 30, 2017:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
BNP Paribas SA	$450	$(450)	$—	$—

a  In some instances, the actual collateral pledged may be more than amount shown.

b  Net amount represents the net payable due to the counterparty in the event of default.

Note 5. Income Tax Information

The tax character of dividends paid was as follows:

	For the Year Ended April 30, 2017	For the Period November 30, 2015[a] through April 30, 2016
Ordinary income	$5,305,654	$406,089
Total dividends	$5,305,654	$406,089

a  Commencement of operations.

As of April 30, 2017, the tax-basis components of accumulated earnings and the federal tax cost and net unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$341,137,205
Gross unrealized appreciation	$7,167,756
Gross unrealized depreciation	(223,121)
Net unrealized appreciation (depreciation)	$6,944,635
Undistributed ordinary income	$5,339

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of April 30, 2017, the Fund had a net capital loss carryforward of $318,201 which may be used to offset future capital gains. These losses are a short-term capital loss carryforward of $237,635 and a long-term capital loss carryforward of $80,566 which under current federal income tax rules, may offset capital gains recognized in any future period.

During the year ended April 30, 2017, the Fund utilized net capital loss carryforwards of $37,331.

As of April 30, 2017, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and certain fixed income securities and permanent book/tax differences primarily attributable to foreign currency transactions and certain fixed income securities. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $2,864,837, accumulated net realized gain was credited $1,973,687 and distributions in excess of net investment income was credited $891,150. Net assets were not affected by this reclassification.

Note 6. Capital Stock

On December 6, 2016, the Board of Directors of the Fund approved an increase to the Fund's authorized shares of capital stock. The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in seven classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 200 million of Class I capital stock, 200 million of Class R capital stock, 200 million of Class T capital stock and 200 million of Class Z capital stock. Class F shares and Class T shares are currently not available for purchase.

The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended April 30, 2017		For the Period November 30, 2015[a] through April 30, 2016
	Shares	Amount	Shares	Amount
Class A:
Sold	6,196,261	$62,142,675	318,651	$3,144,808
Issued as reinvestment of dividends	92,735	930,103	654	6,462
Redeemed	(587,730)	(5,905,416)	(966)	(9,524)
Net increase (decrease)	5,701,266	$57,167,362	318,339	$3,141,746
Class C:
Sold	1,091,122	$10,960,454	53,653	$530,858
Issued as reinvestment of dividends	7,525	75,535	61	601
Redeemed	(32,407)	(324,485)	—	—
Net increase (decrease)	1,066,240	$10,711,504	53,714	$531,459

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended April 30, 2017		For the Period November 30, 2015[a] through April 30, 2016
	Shares	Amount	Shares	Amount
Class I:
Sold	30,640,529	$308,006,523	2,965,320	$29,478,194
Issued as reinvestment of dividends	260,862	2,622,179	3,017	29,620
Redeemed	(5,578,877)	(55,903,184)	(25,104)	(244,024)
Net increase (decrease)	25,322,514	$254,725,518	2,943,233	$29,263,790
Class R:
Sold	59,268	$596,050	—	$—
Issued as reinvestments of dividends	472	4,765	—	—
Redeemed	(2,649)	(26,765)	—	—
Net increase (decrease)	57,091	$574,050	—	$—
Class Z:
Net increase (decrease)	—	$—	—	$—

a Commencement of operations.

Note 7. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company's capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Risks associated with preferred securities differ from risks inherent with other investments. In particular, in the event of bankruptcy, a company's preferred securities are senior to common stock but subordinated to all other types of corporate debt. Corporate bonds sit higher in the capital structure than preferred securities, and therefore in the event of bankruptcy, will be senior to the preferred securities.

Duration Risk: Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security's price risk to changes in interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security's coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund's duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Credit and Below Investment Grade Securities Risk: Preferred securities may be rated below investment-grade or may be unrated. Below-investment grade securities, or equivalent unrated securities, which are commonly known as "high-yield bonds" or "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in "market making," are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund's ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further,

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as "CoCos") are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer's capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor's standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or "junk" securities and are therefore subject to the risks of investing in below investment-grade securities.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, country instability, infectious disease epidemics, market instability, debt crises and downgrades, the potential exit of a country from its respective union and related geopolitical events may result in market volatility and may leave long lasting impacts on both the U.S. and worldwide financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments. The June 2016 vote in the United Kingdom (UK) calling for the exit of the UK from the European Union (referred to as Brexit), may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. An economic recession in the UK, or in a European Union member country, may have significant adverse economic effect on the economies of the affected country and its trading partners, which may include some or all of the European countries in which the Fund invests. The strengthening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund's investments denominated in non-U.S. dollar currencies. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. or global securities markets.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

and Exchange Commission's (SEC) proposed rules governing the use of derivatives by registered investment companies, the Department of Labor's (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the SEC's final rules and amendments to modernize the reporting and disclosure (Modernization) and to develop and implement a Liquidity Risk Management Program for open-end investment companies (Liquidity) could, among other things, restrict and/or increase the cost of the Fund's ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities domestic and foreign have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

This is not a complete list of the risks of investing in the Fund. For additional risks of investing in the Fund, please consult the Fund's prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Guidance

In October 2016, the SEC adopted new rules and amended existing rules (together, the "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017.

The adoption will have no effect on the Fund's net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after April 30, 2017 through the date that the financial statements were issued, and had determined that no additional disclosure in the financial statements is required.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of the
Cohen & Steers Low Duration Preferred and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Cohen & Steers Low Duration Preferred and Income Fund, Inc. (the "Fund") as of April 30, 2017, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 30, 2015 (commencement of operations) through April 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
June 26, 2017

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

TAX INFORMATION—2017 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $3,968,875. Additionally, 34.68% of the ordinary dividends qualified for the dividends received deduction available to corporations.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of CSCM since 2003 and CNS since 2004. Prior to that, Chairman of CSCM; Vice President of Cohen & Steers Securities, LLC.	22	Since 1991
Joseph M. Harvey 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of CSCM since 2003 and President of CNS since 2004. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	22	Since 2014

  (table continued on next page)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors
Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	Since 2011
Bonnie Cohen 1942	Director	Until Next Election of Directors	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries from 2004 to 2014.	22	Since 2001
George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	22	Since 1993

  (table continued on next page)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Dean Junkans 1959	Director	Until Next Election of Directors

C.F.A.; Adjunct Professor and Executive-In-Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; Formerly, Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; Formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.

				22	Since 2015
Richard E. Kroon 1942	Director	Until Next Election of Directors	Former member of Investment Committee, Monmouth University from 2004 to 2016; Formerly Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001; Formerly, Director of the National Venture Capital Association from 1997 to 2000, and Chairman for the year 2000.	22	Since 2004

  (table continued on next page)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from June 2012 to June 2016; member, Council of the American Institute of Certified Public Accountants (AICPA); member, Board of Trustees of AICPA Foundation.	22	Since 2015
Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School since 2014; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	22	Since 2015
Richard J. Norman 1943	Director	Until Next Election of Directors	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since February 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior to that, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	22	Since 2001

  (table continued on next page)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross 1943	Director	Until Next Election of Directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	22	Since 2004
C. Edward Ward, Jr. 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014; Formerly, Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	22	Since 2004

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005
William F. Scapell 1968	Vice President	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2003.	Since 2003
Elaine Zaharis-Nikas 1973	Vice President	Senior Vice President of CSCM since 2014. Prior to that, Vice President of CSCM since 2003.	Since 2015
Tina M. Payne 1974	Secretary and Chief Legal Officer	Senior Vice President and Associate General Counsel of CSCM since 2010.	Since 2007
James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006
Albert Laskaj 1977	Treasurer	Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013. Vice President of Legg Mason from 2008 to 2013 and Treasurer of certain mutual funds since 2010.	Since 2015
Lisa D. Phelan 1968	Chief Compliance Officer

Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

William F. Scapell
Vice President

Elaine Zaharis-Nikas
Vice President

Tina M. Payne
Secretary and Chief Legal Officer

James Giallanza
Chief Financial Officer

Albert Laskaj
Treasurer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8123
Boston, MA 02266
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—LPXAX
Class  C—LPXCX
Class  I—LPXIX
Class  R—LPXRX
Class  Z—LPXZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Low Duration Preferred and Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

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LPXAXAR

Annual Report April 30, 2017

Cohen & Steers Low Duration Preferred and Income Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant amended the Code of Ethics during the reporting period to expand on how covered officers should handle conflicts of interest.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark, Frank K. Ross and Gerald J. Maginnis, each a member of the board’s audit committee, each are an “audit committee financial expert.” Mr. Clark, Mr. Ross and Mr. Maginnis are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the periods ended April 30, 2017 and April 30, 2016 (the registrant commenced operations on November 30, 2015) for professional services rendered by the registrant’s principal accountant were as follows:

	2017	2016
Audit Fees	$47,700	$47,700
Audit-Related Fees	$0	$0
Tax Fees	$6,600	$6,600
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1)      The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)      No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the periods ended April 30, 2017 and April 30, 2016 (the registrant commenced operations on November 30, 2015), the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2017	2016
Registrant	$6,600	$6,600
Investment Advisor	$0	$0

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Chief Financial Officer
(Principal Financial Officer)

Date: July 7, 2017